Dividends	6 Months Ended
Sep. 30, 2018
Subclassifications of assets, liabilities and equities [abstract]
Dividends
Dividends

	Pence per share	Cash dividend paid £m	Scrip dividend £m
Ordinary dividends
Final dividend in respect of the year ended 31 March 2018	30.44	710	319
Special dividend - June 2017	84.375	3,171	—
Final dividend in respect of the year ended 31 March 2017	29.10	970	33

The Directors are proposing an interim dividend of 16.08p per share to be paid in respect of the year ending 31 March 2019. This would absorb approximately £547m of shareholders’ equity. An interim dividend for the year ended 31 March 2018 of 15.49p per share was paid in January 2018. The cash dividend paid was £346m with an additional £176m settled via a scrip issue.